EXHIBIT 10.1

                           ASSIGNMENT

     FOR TWENTY THOUSAND ($20,000.00) U.S. DOLLARS, the adequacy, sufficiency and receipt of which is hereby acknowledged.

     IT IS HEREBY ACKNOWLEDGED AND AGREED that Quantum Leap Media, Inc. ("QLM") hereby RELEASES AND FOREVER ASSIGNS any and all rights, title, interest that it has or has ever had in software described as (a) The Redirector (b) Warroom (the "Software"), to Fenton Graham Marketing, Inc., a Nevada corporation ("FGM").

     IT IS FURTHER REPRESENTED that QLM has read the instant Assignment and understands its terms and the fact that it assigns any and all rights, title and interest that it may have in the Software to FGM and that it has the right to consult counsel of its choice prior to signing the instant Assignment and agrees that it has done so or has had the opportunity to do so and has knowingly and/or voluntarily waived that right.

     THIS ASSIGNMENT sets forth the entire understanding between QLM and FGM and supercedes any prior agreements and/or understandings expressed or implied, written or oral pertaining to the matters set forth in the instant Assignment.

     QLM and FGM acknowledge that they are not relying upon any representation or statement by any representative of QLM or FGM, except as expressly set forth herein.

     THIS ASSIGNMENT shall not be amended other than in writing executed by all parties hereto.

     QLM represents and warrants that it is the sole owner of the interests being assigned in this Assignment and that no other person or entity has any interest in the Software and that such interests have not been assigned or otherwise transferred to a third party.

     QLM represents and warrants that it has been given the necessary authority to execute this document.

     IT IS FURTHER UNDERSTOOD that any action filed to enforce the terms and performance of this Assignment shall be governed under and in accordance with Nevada law and venue shall be Las
Vegas, Nevada.

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     Should litigation be instituted to enforce the instant
Assignment, the losing party agrees to pay the other party's reasonable attorney fees and costs incurred.

     DATED this 12th day of July, 2002.


Signature:  /s/ J.P. Schrage                      /s/ William Lane
           President                              President
           Fenton Graham Marketing, Inc.          Quantum Leap Media, Inc.



STATE OF ARIZONA    )
                    )  ss.
COUNTY OF MARICOPA  )

On July 12, 2002, before me, the undersigned, a Notary Public In and for said State, personally appeared J.P. Schrage, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument executed the instrument.

WITNESS my hand and official seal.

/s/ Laurel McKeown            [NOTARIAL SEAL]



STATE OF ARIZONA    )
                    )  ss.
COUNTY OF MARICOPA  )

On July 12, 2002, before me, the undersigned, a Notary Public In and for said State, personally appeared William Lane, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Melisa Anne Ferguson      [NOTARIAL SEAL]


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